UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 7, 2014

Date of Report (Date of earliest event reported)

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 7, 2014, Viad Corp (the “Company”), in the ordinary course of its business, acquired all of the equity interests of onPeak LLC and Travel Planners, Inc. (the “Acquisitions”) for a purchase price of $43,120,000 and $33,880,000, respectively, in cash, subject to certain adjustments. Both acquired companies provide event housing services in North America to the live event and exhibition industry. The aggregate purchase price of the Acquisitions is $77,000,000, subject to certain adjustments. A majority of the equity interest in onPeak LLC was acquired through the acquisition of Lakeview Travel Technology Investment Corporation, which was owned by Lakeview Equity Partners I, L.P. and Roynat Merchant Capital, Inc., and the remaining equity interest of onPeak LLC was acquired from various minority equity owners. Travel Planners, Inc. was acquired from its two principals, and founders, Messrs. Ira B. Malin and Raymond J. Vastola. None of the equity owners of onPeak LLC or Travel Planners, Inc. have a material relationship with the Company or its affiliates other than in respect of the transactions resulting in the Acquisitions. Certain of the officers of onPeak LLC and Travel Planners, Inc. will remain part of the leadership team and employees of those companies subsequent to the Acquisitions.

Item 7.01 REGULATION FD DISCLOSURE

On October 8, 2014, the Company issued a press release, attached hereto as Exhibit 99 (the “Press Release”), announcing the acquisitions of onPeak LLC and Travel Planners, Inc. The Press Release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The Press Release contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 8.01 OTHER EVENTS

On October 7, 2014, the Company acquired all of the equity interests of onPeak LLC and Travel Planners, Inc. (the “Acquisitions”). Both acquired companies provide event housing services in North America to the live event and exhibition industry. The aggregate purchase price of the Acquisitions is $77,000,000, subject to certain adjustments. The Acquisitions were financed by borrowing under the Company’s $130,000,000 revolving credit facility.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99 – Press release dated October 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viad Corp
(Registrant)

October 8, 2014	By:	/s/ Leslie S. Striedel
Leslie S. Striedel
Chief Accounting Officer